LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED APRIL 24, 2013

TO THE SUMMARY PROSPECTUS AND THE PROSPECTUS,

EACH DATED JULY 1, 2012, OF

WESTERN ASSET EMERGING MARKETS DEBT FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated July 1, 2012, as supplemented on July 1, 2012, August 31, 2012, March 11, 2013 and April 24, 2013 and as may be amended or further supplemented, the fund’s statement of additional information, dated July 1, 2012, as supplemented on July 1, 2012, August 31, 2012, November 28, 2012, February 15, 2013, March 11, 2013 and April 24, 2013 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated February 29, 2012, are incorporated by reference into this Summary Prospectus.

Effective May 1, 2013, the sections of the fund’s Summary Prospectus and the fund’s Prospectus titled “Management — Portfolio managers” are deleted and replaced with the following text:

Investment professionals: Stephen A. Walsh, S. Kenneth Leech, Keith J. Gardner, Matthew C. Duda, Gordon S. Brown and Robert O. Abad. Messrs. Walsh, Gardner and Duda have been a part of the portfolio management team for the fund since 2006. Messrs. Brown and Abad have been a part of the portfolio management team for the fund since 2012. Mr. Leech has been a part of the portfolio management team for the fund since May 2013. These investment professionals work together with a broader investment management team.

Effective May 1, 2013, the section of the fund’s Prospectus titled “More on fund management —Portfolio managers” is deleted and replaced with the following text:

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, S. Kenneth Leech, Keith J. Gardner, Matthew C. Duda, Gordon S. Brown and Robert O. Abad. Messrs. Walsh, Gardner and Duda have been a part of the portfolio management team for the fund since 2006. Messrs. Brown and Abad have been a part of the portfolio management team for the fund since 2012. Mr. Leech has been a part of the portfolio management team for the fund since May 2013.

Messrs. Walsh, Leech, Gardner, Duda and Abad have been employed by Western Asset as investment professionals for at least the past five years. Mr. Brown has been employed by Western Asset as an investment professional since 2011. Prior to joining Western Asset, Mr. Brown was Senior Investment Manager of Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001 to 2011.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

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